Exhibit 10.8


                             SF HOLDINGS GROUP, INC.

                                WARRANT AGREEMENT


      This WARRANT AGREEMENT is dated as of January 26, 2002 (the "Agreement") and entered into by and among SF HOLDINGS GROUP, INC., a Delaware corporation (the "Company"), and JEFFERIES & COMPANY, INC. ("Purchaser") All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Guaranty Agreement (as hereinafter defined).

      WHEREAS, pursuant to a Guaranty Agreement dated as of January 26, 2002 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Guaranty Agreement") by and among the Company and the Purchaser, the Company proposes to issue to the Purchaser certain Warrants, as hereinafter described (the "Warrants"), to purchase an aggregate of 76,082 shares (subject to adjustment) of the non-voting Class C common stock, $.001 par value per share (together with all other classes of common stock of the Company, the "Common Stock"), of the Company (the shares of Common Stock and other securities issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares");

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

      SECTION 1. Warrant Certificates. The Company will issue and deliver a certificate or certificates evidencing the Warrants (the "Warrant Certificates") pursuant to the terms of the Guaranty Agreement. Each Warrant Certificate shall be substantially in the form set forth as Exhibit A attached hereto. The Warrant Certificates shall be dated the date of issuance by the Company. As an inducement to the Company to execute and deliver this Agreement and to issue and deliver to the Purchaser the Warrant Certificates, the Purchaser hereby incorporates by reference the representations and warranties set forth in
Section 1(c) of the Note Purchase Agreement as if fully set forth herein.

      SECTION 2. Execution of Warrant Certificates. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or a Vice President. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President or Vice President, and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President or Vice President, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office.

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      SECTION 3. Registration. The Company shall number and register the Warrant
Certificates in a register (the "Warrant Register") as they are issued. The Company may deem and treat the registered holder(s) from time to time of the Warrant Certificates (collectively, the "Holders" and each individually, a "Holder") as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone) for all purposes and shall not be affected by any notice to the contrary. The Warrants shall be registered initially in such name or names as the Purchaser shall designate.

      SECTION 4. Restrictions on Transfer: Registration of Transfers and Exchanges. The Company shall cause to be kept at its principal office a register for the registration and transfer of the Warrants (the "Warrant Register") and the Warrant Shares (the "Warrant Shares Register"). The names and addresses of the Holders of Warrants, the transfer of Warrants and the names and addresses of the transferees of Warrants shall be registered in the Warrant Register. The names and addresses of the Holders of Warrant Shares, the transfer of Warrant Shares and the names and addresses of the transferees of Warrant Shares shall be registered in the Warrant Shares Register. Prior to any proposed transfer of the Warrants or the Warrant Shares, unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), the transferring Holder or holder of Warrant Shares will deliver to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the Warrants or the Warrant Shares, as applicable, may be sold or otherwise transferred without registration under the Act; provided, however, that with respect to transfers by Holders or a holder of Warrant Shares to their Affiliates or to a TCW/Crescent Investor, no such opinion shall be required. A transfer made by a Holder or a holder of Warrant Shares which is a state-sponsored employee benefit plan to a successor trust or fiduciary pursuant to a statutory reconstitution shall be expressly permitted and no opinions of counsel shall be required in connection therewith. Upon original issuance thereof, and until such time as the same shall have been registered under the Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation), each Warrant Certificate shall bear the legends included on the first page of Exhibit A, unless in the opinion of such counsel, the legend regarding securities law transfer restrictions is no longer required by the Act.

      Subject to the transfer restrictions set forth in this Section 4 and in
Section 15 hereof, the Company shall from time to time register the transfer of any outstanding Warrant Certificates in the Warrant Register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee Holder(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company.

      SECTION 5. Warrants: Exercise of Warrants. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised commencing on the date hereof and at any time prior to 5:00 p.m. (New York time) on January 24, 2009 (or such later date as provided in this Section 5 hereof), to receive from the Company the number of fully paid and nonassessable Warrant Shares (and such other consideration) which the Holder may at the time be entitled to receive upon exercise of such Warrants and payment of the Exercise Price (as defined below) then in effect for such Warrant Shares. No adjustments as to dividends will be made upon exercise of the Warrants, except as otherwise expressly provided herein.

      In the event and at any time the stated maturity date of the Notes is extended to a date later than the expiration date then in effect with respect to each Warrant, the expiration date of each Warrant shall be extended to 5:00 p.m. on such stated maturity date of the Notes. Whenever the expiration date of any Warrant is extended pursuant to this Section 5 hereof, the Company shall provide the notice required by Section 12 and at the request of any Holder (as defined in Section 3 hereof) issue to such Holder, against the surrender of the Warrant Certificate or Certificates then held by such Holder, a replacement Warrant Certificate or Certificates evidencing the extended expiration date. Notwithstanding any obligation of the Company to issue a replacement Warrant Certificate or Certificates, the expiration date of each Warrant shall be deemed extended regardless of whether any replacement Warrant Certificate or Certificates are issued.

      The price at which each Warrant shall be exercisable (the "Exercise Price") shall initially be $0.01 per share, subject to adjustment pursuant to the terms hereof.

      A Warrant may be exercised by surrender to the Company at its office designated for such purpose (as provided for in Section 13 hereof) of the Warrant Certificate or Certificates to be exercised, with the form of election to purchase attached thereto duly filled in and signed, and by payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made by one of the following methods or any combination thereof: (a) by delivering to the Company the aggregate Exercise Price in cash or by certified or official bank check payable to the order of the Company, or (b) by deducting from the number of Warrant Shares to be received by the exercising Holder that number of Warrant Shares which has an aggregate Specified Value (as hereinafter defined) on the date of exercise equal to the aggregate Exercise Price for all Warrant Shares as to which the Warrant is then being exercised ("Net Exercise").

      Subject to the provisions of Section 6 hereof, upon such surrender of Warrant Certificates and payment of the Exercise Price, the Company shall issue and cause to be delivered, as promptly as practicable, to or upon the written order of the Holder and in such name or names as such Holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants) together with cash for any fractional Warrant Share as provided in Section 11 hereof. The certificate or certificates for such Warrant Shares shall be deemed to have been issued, and the Person so named therein shall be deemed to have become a holder of record of such Warrant Shares, as of the date of the surrender of such Warrants and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

      Each Warrant shall be exercisable, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 2 hereof.

      All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

      SECTION 6. Payment of Taxes. The Company will pay all documentary stamp taxes and other governmental charges (excluding all Federal, state or foreign income, franchise, intangibles, property, estate, inheritance, gift or similar taxes) imposed in connection with the issuance or delivery of the Warrants hereunder, as well as all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price. The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

      SECTION 7. Mutilated or Missing Warrant Certificates. If a mutilated Warrant Certificate is surrendered to the Company, or if the Holder of a Warrant Certificate claims and submits an affidavit or other evidence satisfactory to the Company to the effect that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Warrant Certificate. If required by the Company such Holder must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a Warrant Certificate is replaced. If Purchaser, any TCW/Crescent Investor or any other institutional Holder (or nominee thereof) is the owner of any such lost, stolen or destroyed Warrant Certificate, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of the Warrant Certificate at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Warrant Certificate other than the unsecured written agreement of such owner to indemnify the Company or, at the option of Purchaser, such TCW/Crescent Investor or other institutional Holder, an indemnity bond in the amount of the Specified Value (as defined in Section 9(f) hereof) of the Warrant Shares for which such Warrant Certificate was exercisable.

      SECTION 8. Reservation of Warrant Shares. The Company shall at all times reserve and keep available, free from preemptive rights (except as otherwise provided herein), out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant

Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

      The Company or, if appointed, the transfer agent for the Common Stock and each transfer agent for any shares of the Company's Capital Stock issuable upon the exercise of any of the Warrants (collectively, the "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with any such Transfer Agent. The Company will supply any such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available all other consideration that may be deliverable to the Holders upon exercise of the Warrants. The Company will furnish any such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 12 hereof.

      Before taking any action which would cause an adjustment pursuant to
Section 9 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

      The Company covenants that all Warrant Shares and other Capital Stock issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue thereof, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights (except as may be granted by this Agreement) and free, subject to Section 6 hereof, from all taxes, liens, charges and security interests with respect to the issue thereof.

      SECTION 9. Adjustment of Exercise Price and Warrant Number. The number of shares of Common Stock issuable upon the exercise of each Warrant (the "Warrant Number") is initially one, and the initial number of Warrant Shares is 76,082. The Warrant Number is subject to adjustment from time to time upon each occurrence of an event described in, or as otherwise provided in, this Section 9.

      (a)   Adjustment for Change in Capital Stock

      If the Company hereafter:

            (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

            (2) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

            (3) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares;

            (4) makes a distribution on Common Stock in shares of its Capital Stock other than Common Stock; or

            (5) issues by reclassification of its Common Stock any shares of its Capital Stock (other than reclassifications arising solely as a result of a change in the par value or no par value of the Common Stock);

then the Warrant Number in effect immediately prior to such event shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of Capital Stock of the Company which it would have owned immediately following such event if such Warrant had been exercised immediately prior to such event.

      The adjustment shall be determined as of the record date in the case of a dividend or distribution and upon the effective date in the case of a subdivision, combination or reclassification and shall be effective simultaneously with the consummation of any such event.

      Such adjustment shall be made successively whenever any event listed above shall occur. If the occurrence of any event listed above results in an adjustment under subsection (b) below or a distribution under Section 10 hereof, no further adjustment shall be made under this subsection (a).

      The Company shall not issue shares of Common Stock as a dividend or distribution on any class of Capital Stock other than Common Stock unless the Holders also receive such dividend or distribution on a ratable basis or the appropriate adjustment to the Warrant Number is made under this Section 9.

      (b)   Adjustment for Rights Issue

      If the Company hereafter distributes (without receipt of consideration therefor) any rights, options or warrants (whether or not immediately exercisable) to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Specified Value (as defined in subsection 9(f) hereof) per share on the record date relating to such distribution, the Warrant Number shall be adjusted in accordance with the formula:

                              W' = W x      O + N
                                          ---------
                                          O + N x P
                                              -----
                                                M
where:

      W' = the adjusted Warrant Number.

      W = the Warrant Number immediately prior to the record date for any such distribution.

      O = the number of shares of Common Stock outstanding on the record date for any such distribution.

      N = the number of additional shares of Common Stock issuable upon exercise of such rights, options or warrants.

      P  = the exercise price per share of such rights, options or warrants.

      M = the Specified Value per share of Common Stock on the record date for any such distribution.

      The adjustment shall be made successively whenever any such rights, options or warrants are so issued. Such adjustments shall be determined as of the record date for the determination of stockholders entitled to receive the rights, options or warrants and shall become effective simultaneously with the issuance of such rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the adjusted Warrant Number shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued upon exercise of those rights, options or warrants. If any such rights, options, or warrants are subsequently amended to reduce the purchase price per share of Common Stock upon exercise of such rights, options, or warrants, such amendment will be treated as a distribution of such rights, options, or warrants subject to this subsection 9(b).

      (c)   Adjustment for Redemptions

      If the Company hereafter redeems or repurchases any shares of Common Stock for consideration per share more than the Specified Value per share, on the date the Company fixes the redemption price or repurchase price of such shares, the Warrant Number shall be adjusted in accordance with the formula:

                                                P
                                               --
                              W' = W x      O + M
                                          -------
                                                A
where:

      W' = the adjusted Warrant Number.

      W = the Warrant Number immediately prior to any such redemption or repurchase.

      O = the number of shares of Common Stock outstanding immediately after the redemption or repurchase of the shares of Common Stock.

      P = the aggregate consideration provided for the redemption or repurchase of such shares of Common Stock.

      M = the Specified Value per share of Common Stock on the date of the redemption or repurchase.

      A = the number of shares of Common Stock outstanding immediately prior to the redemption or repurchase of the Common Stock.

      The adjustment shall be made successively whenever any such redemption or repurchase is made, and shall become effective immediately after such redemption or repurchase. Such adjustments shall be determined as of the date on which the Company fixes the redemption price or the repurchase price and shall become effective simultaneously with such redemption or repurchase.

      This subsection (c) does not apply to any of the transactions described in subsection (a) of this Section 9.

      (d)   Adjustment for Common Stock Issue

      If the Company hereafter issues shares of Common Stock for a consideration per share (determined in accordance with subsection 9(g)) less than the Specified Value per share, on the date the Company fixes the offering price of such additional shares, the Warrant Number shall be adjusted in accordance with the formula:

                              W' = W x      A
                                          -----
                                          O + P
                                              -
                                              M
where:

      W'  = the adjusted Warrant Number.

      W   = the Warrant Number immediately prior to any such issuance.

      O   = the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock.

      P   = the aggregate consideration received for the issuance of such additional shares of Common Stock.

      M   = the Specified Value per share of Common Stock on the date of issuance of such additional shares.

      A   = the number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock.

      The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

      This subsection (d) does not apply to any of the transactions described in subsection (a) of this Section 9.

      Notwithstanding anything herein to the contrary, no adjustment will be made with respect to the issuance of up to 95,995 shares of Common Stock, as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations applicable to the Common Stock generally, to employees of the Company or its Subsidiaries pursuant to the exercise of employee stock options approved by the Board of Directors of the Company (the "Board of Directors") or an authorized committee thereof, and issued to persons other than the Principals pursuant to the Company's Share Incentive Plan adopted by the Board of Directors on January 29, 2001, and by the Company's stockholders on January 30, 2001, as in effect on the date hereof or as subsequently amended, modified or supplemented to the extent such amendment, modification or supplement is approved in writing by the holders of a majority of the then outstanding Warrants (the "Stock Option Plan"); provided the adjustment, if any, required by Section 9(e) hereof has been made with respect to the grant of any such options.

      (e)   Adjustment for Convertible Securities Issue

      If the Company hereafter issues any options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in transactions described in subsection 9(b) hereof) for an aggregate consideration per share of Common Stock (determined in accordance with clause (4) of subsection 9(g) hereof) initially deliverable upon conversion, exchange or exercise of such securities less than the Specified Value per share on the date of issuance of such options, warrants or other securities, the Warrant Number shall be adjusted in accordance with the following formula:

                              W' = W x      O + D
                                          -------
                                            O + P
                                                -
                                                M

where:

      W' = the adjusted Warrant Number.

      W = the Warrant Number immediately prior to any such issuance.

      O = the number of shares of Common Stock outstanding immediately prior to the issuance of such securities.

      P = the sum of the aggregate consideration received for the issuance of such securities and the aggregate minimum consideration receivable by the Company for issuance of Common Stock upon conversion or in exchange for, or upon exercise of, such securities.

      M = the Specified Value per share of Common Stock on the date of issuance of such securities.

      D = the maximum number of shares of Common Stock deliverable upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

      The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If any such options, warrants, or other securities convertible into or exchangeable for Common Stock are subsequently amended to reduce the aggregate consideration per share of Common Stock upon conversion, exchange or exercise of such options, warrants, or securities, such amendment will be treated as an issuance of such rights, options, or warrants subject to this subsection 9(e).

      If all of the Common Stock deliverable upon conversion, exchange or exercise of such options, warrants or other securities has not been issued when the conversion, exchange or exercise rights of such options, warrants or other securities have expired, become permanently unexercisable or been terminated, then the adjusted Warrant Number shall promptly be readjusted to the adjusted Warrant Number which would then be in effect had the adjustment upon the issuance of such options, warrants or other securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such options, warrants or other securities. If the aggregate minimum consideration receivable by the Company for issuance of Common Stock upon conversion or in exchange for, or upon exercise of, such options, warrants or other securities shall be increased by virtue of provisions therein contained or upon the arrival of a specified date or the happening of a specified event, then the Warrant Number shall promptly be readjusted to the Warrant Number which would then be in effect had the adjustment upon the issuance of such options, warrants or other securities been made on the basis of such increased minimum consideration.

      This subsection (e) does not apply to any issuance of the Warrants or to any of the transactions described in subsection 9(b) hereof.

      (f)   Specified Value

      "Specified Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

            (1) if the Security is not registered under the Securities Exchange Act of 1934, as amended from time to time or any successor statute or law thereto (the "Exchange Act") , the value of the Security determined in good faith by the Board of Directors and certified in a board resolution adopted by the Board of Directors, if the recipients of a majority of such Securities are not Affiliates of the Company, otherwise the value of the Security as mutually agreed by the Company and Holders of at least a majority of the Warrants outstanding; provided, however, that if the Company and such Holders are unable to mutually agree upon such value, an Independent Financial Expert shall determine the value of such Security, or

            (2) if the Security is registered under the Exchange Act, the average of the daily market prices (as defined below) for each Business Day during the period commencing 30 Business Days before such date and ending on the date one Business Day prior to such date or, if the Security has been registered under the Exchange Act for less than 30 consecutive Business Days before such date, then the average of the daily market prices (as hereinafter defined) for all of the Business Days before such date for which daily market prices are available. If the market price is not determinable for at least 15 Business Days in such period, the Specified Value of the Security shall be determined as if the Security was not registered under the Exchange Act.

      The "market price" for any Security on each Business Day means: (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day or (B) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company. If there are no such prices on a Business Day, then the market price shall not be determinable for such Business Day.

      In the case of Common Stock, if more than one class of Common Stock is outstanding, the "Specified Value" shall be the Specified Value per share of the class or classes of Common Stock to which consideration is apportioned.

      "Independent Financial Expert" shall mean a nationally or regionally recognized investment banking firm selected by the Company and approved by holders of a majority of the outstanding Warrants (i) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect financial interest in the Company, (ii) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a director or officer of the Company, (iii) that has not been retained by the Company for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the Board of Directors, is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

      (g)   Consideration Received

      For purposes of any computation respecting consideration received pursuant to subsections (c), (d) and (e) of this Section 9, the following shall apply:

            (1) in the case of the issuance, repurchase or redemption of shares of Common Stock for cash, the consideration shall be the amount of such cash (without any deduction being made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith);

            (2) in the case of the issuance, repurchase or redemption of shares of Common Stock for a consideration in whole or in part other than cash, the value of the consideration other than cash shall be determined in the same manner as Specified Value is determined in subsection 9(f) hereof;

            (3) in the case of the issuance of shares of Common Stock upon the conversion of PIK Securities, any interest or dividends paid in kind or any consideration paid with interest or dividends paid in kind shall be excluded from the determination of the aggregate consideration received for the issuance of such shares. The term "PIK Securities" means any Securities issued by the Company which are (i) convertible into or exchangeable or exercisable for shares of Common Stock and (ii) which provide for payment of interest or dividends in shares of Common Stock upon the conversion of such Securities or permit the payment of the exercise price of any option, warrant or other convertible security with interest or dividends paid in shares of Common Stock upon the conversion of such Securities; and

            (4) in the case of the issuance of options, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such options, warrants or other securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1), (2) and (3) of this subsection(g)).

      (h)   When De Minimis Adjustment May Be Deferred

      No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of at least 0.5% in the Warrant Number. Any adjustment that is not so made shall be carried forward and taken into account in any subsequent adjustment; provided that no such adjustment as to a particular Warrant shall be deferred beyond the date on which that Warrant is exercised.

      All calculations under this Section 9 shall be made to the nearest 1/100th of a share.

      (i)   Adjustment to Exercise Price

      Upon each adjustment to the Warrant Number pursuant to this Section 9, the Exercise Price shall be adjusted so that it is equal to (i) the Exercise Price in effect immediately prior to such adjustment, multiplied by (ii) a quotient, the numerator of which is the Warrant Number in effect immediately prior to such adjustment, and the denominator of which is the Warrant Number in effect immediately after such adjustment; provided that the Exercise Price shall not be adjusted to an amount less than the par value per share of the Class C Common Stock. The Company agrees that the par value of its Class C Common Stock shall not be increased above .001 per share without the prior written consent of the holders of a majority of the then outstanding Warrants.

      (j)   When No Adjustment Required

      If an adjustment is made upon the establishment of a record date for a distribution subject to subsection (a) or (b) of this Section 9 or a redemption subject to subsection (c) of this Section 9 and such distribution or redemption is subsequently cancelled, the Warrant Number and the Exercise Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution or redemption, to that which would have been in effect if such record date for such distribution or redemption had not been fixed.

      No readjustment under this Section 9 to reverse or amend an adjustment made under this Section 9 may have the effect of decreasing the Warrant Number or increasing the Exercise Price in excess of the amount of the increase in the Warrant Number or decrease in the Exercise Price effected by the adjustment being reversed or amended.

      To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

      (k)   Notice of Adjustment

      Whenever the Warrant Number and the Exercise Price is adjusted, the Company shall provide the notices required by Section 12 hereof.

      (l)   Reorganizations

      In case of any capital reorganization, or reclassification of the Capital Stock of the Company (other than in the cases referred to in subsections (a), (b), (c), (d) or (e) of this Section 9 other than a change in par value without a change in the number of shares), the consolidation or merger of the Company with or into another corporation or other entity (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property of any other Person), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively, such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the kind and number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

      The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) or other entity resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgment satisfactory to the Holders executed and delivered to the Holders, the obligation to deliver to each such Holder such shares of stock or other securities or property as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

      (m)   Form of Certificates

      Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificates initially issuable pursuant to this Agreement.

      (n)   Other Dilutive Events

      In case any event shall occur as to which the provisions of this Section 9 are not strictly applicable, but the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of this Section 9 or the Holders determine that American International Life Assurance Company of New York has rights and interests with respect to the 30,990 shares of Common Stock it owns which adversely affect the purchase rights represented by the Warrants, then, in each such case, the Company shall make a good faith adjustment to the Exercise Price and the Warrant Number in accordance with the intent of this Section 9 and, upon the written request of the holders of a majority of the Warrants, shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 9, necessary to preserve, without dilution, the purchase rights represented by these Warrants. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder of each Warrant and shall make the adjustments described therein.

      (o)   Miscellaneous

      For the purpose of this Section 9, the term "shares of Common Stock" shall mean (i) shares of any class of stock designated as Common Stock of the Company as of the date of this Agreement, (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value and (iii) shares of Common Stock of the Company or options, warrants or rights to purchase Common Stock of the Company or securities convertible into or exchangeable for shares of Common Stock of the Company outstanding on the date hereof and shares of Common Stock of the Company issued upon exercise, conversion or exchange of such options, warrants, rights or securities. In the event that at any time, as a result of an adjustment made pursuant to this
Section 9, the Holders of Warrants shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (n) of this
Section 9, inclusive, and the provisions of Sections 5, 6, 8 and 11 hereof with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

      (p)   Adjustment Date

      Notwithstanding anything in this Section 9 to the contrary, on January 23, 2003 (the "Adjustment Date"), the Company shall issue additional Warrants to the Holders, on a pro rata basis, in an aggregate amount which, after giving effect to the accreted value at the fifth anniversary of the Guaranty Date of (i) all of the Discount Notes outstanding as of such date held by Persons other than Newcup or the Company and its Restricted Subsidiaries, (ii) all shares of the Company's 13 3/4% Series B Exchangeable Preferred Stock due 2009 outstanding as of such date and held by Persons other than Newcup or the Company and its Restricted Subsidiaries, will cause the number of Warrant Shares to represent a percentage of the Capital Stock of the Company, on a fully diluted basis, having a Warrant Equity Value (as defined below) equal to $48.7 million calculated in accordance with the attached Exhibit B; provided that, the aggregate number of Warrants shall not represent less than seven percent (7%) of the Common Stock of the Company, on a fully diluted basis, on such date and to the extent the aggregate number of shares of Class C Common Stock on the Adjustment Date (including treasury shares) is less than the aggregate number of shares of Class C Common Stock outstanding (including treasury shares) as of the Guaranty Date as a result of the repurchase or redemption of such shares of Common Stock for an amount equal to or less than Specified Value as of the date of repurchase or redemption and such repurchased or redeemed shares have been cancelled, then the number of Warrants otherwise issuable pursuant to this Section 9(p) shall be, subject to the limitation set forth in the initial clause of this proviso, reduced by an amount equal to 7% of the amount of such repurchased and cancelled shares of Class C Common Stock. "Warrant Equity Value" means the product of the equity value of the Company as determined in accordance with method set forth on Exhibit B multiplied by the percentage of the outstanding Common Stock of the Company, on a fully diluted basis, represented by the Warrants. In addition to the foregoing, in the event the Company issues any Common Stock or any options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock in connection with the incurrence of any Indebtedness to refinance the 10 1/2% Senior Subordinated Note due 2003 of Sweetheart Cup, the Company shall issue to each Holder, on a pro rata basis, a number of additional Warrants equal to 7% of the number of shares of Common Stock issued in connection with such refinancing and issuable upon the exercise or exchange of any options, warrants or other securities convertible into or exchangeable or exercisable into Common Stock issued in connection with such refinancing.

      SECTION 10. Required Distributions. The Company shall not declare, make or pay any dividend or otherwise distribute to all holders of any class of its Common Stock (i) any evidences of indebtedness of the Company or any of its Subsidiaries, (ii) any assets of the Company or any of its Subsidiaries, or
(iii) to the extent an adjustment to the Warrant Number is not required pursuant to the provisions of Section 9 hereof, any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company or any of its Subsidiaries, unless it concurrently makes a cash payment to the holders of the Warrants equal to (x) the amount of cash or the fair market value (as determined in good faith by the Board of Directors) of any assets or securities distributed with respect to each outstanding share of Common Stock, multiplied by (y) the number of shares of Common Stock then issuable upon exercise of the Warrants.

      SECTION 11. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrants (or specified portion thereof), the Company may pay (in lieu of the fractional Warrant Share) an amount in cash equal to the Specified Value of a Warrant Share (determined in accordance with subsection 9(f) hereof), multiplied by such fraction.

      SECTION 12. Notices to Warrant Holders. Upon any adjustment pursuant to
Section 9 hereof, the Company shall promptly thereafter (i) cause to be prepared and maintained in the records of the Company a certificate of an officer of the Company setting forth the Warrant Number and Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the Holders at its address appearing on the Warrant Register written notice of such adjustments in accordance with the provisions of Section 13 hereof. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this
Section 12. Upon any extension of the expiration date of the Warrants pursuant to Section 5 hereof, the Company shall promptly thereafter (i) cause to be prepared and maintained in the records of the Company a certificate of an officer of the Company setting forth the expiration date of each Warrant after such extension, and (ii) cause to be given to each of the Holders at its address appearing on the Warrant Register written notice of such extension in accordance with the provisions of Section 13 hereof.

In addition, in case:

      (a) the Company shall authorize the issuance to all holders of shares of Common Stock, rights, options or warrants to subscribe for or purchase shares of Common Stock, any other subscription rights or warrants;

      (b) the Company shall authorize the distribution to all holders of shares of Common Stock of assets, including cash, evidences of its indebtedness, or other securities;

      (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company as an entirety or substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

      (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

      (e) the Company proposes to take any action that would require an adjustment to the Warrant Number or the Exercise Price pursuant to Section 9 hereof; or

      (f) the Company proposes to take any action which would give rise to the preemptive rights as specified in Section 14 hereof;

then the Company shall cause to be given to each of the Holders at its address appearing on the Warrant Register, at least 10 days prior to the applicable record date hereinafter specified, or to the date of the event in the case of events for which there is no record date, in accordance with the provisions of
Section 13 hereof, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 12, or any defect therein, shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

      Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders (prior to the exercise of such Warrants) the right to vote or to consent or to receive notice as shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company; provided, however, that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any Holder hereunder.

      SECTION 13. Address for Notices to the Company and Warrant Holders. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first- class mail, telex, telecopier, or reputable overnight air courier promising next day delivery:

      (a) if to Purchasers, at Jefferies & Company, Inc., 11100 Santa Monica Blvd., Suite 1000, Santa Monica, CA 90025, Telecopy No. (310)575-5165,
Attention: Andrew R. Whittaker, with a copy to TCW/Crescent Mezzanine, L.L.C., 200 Crescent Court, Suite 1600, Dallas, Texas 75201, Telecopy No. (214)740-7382,
Attention: Timothy P. Costello, and a copy to Gardere Wynne Sewell LLP, 1601 Elm Street, Suite 3000, Dallas, Texas 75201, Telecopy No. (214) 999-4667, Attention:
Gary B. Clark, Esq.; and

      (b) if to the Company, SF Holdings Group, Inc., 115 Stevens Avenue, Valhalla, New York 10595, Telecopy No. (914) 747-9293, Attention: Harvey L. Friedman with a copy to Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, Telecopy No. (212) 715-8000, Attention: Shari K. Krouner.

      All such notices and communications shall be deemed to have been duly given at the time delivered by hand or by local courier, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. A Person may change the addresses to which notices are to be given by giving five days' prior written notice of such change in accordance with this Section 13.

      SECTION 14. Preemptive Right.

      (a) In the event of the issuance, sale, grant or distribution by the Company of any Capital Stock of the Company, or any voting or other security of the Company whose distributions, interest or amounts upon liquidation varies with the income or value of the Company (collectively, an "Equity Security") or any security convertible into or exchangeable for any such Equity Security of the Company, or any contract right measured or otherwise valued by reference thereto, each TCW/Crescent Investor and Audax Investor (as defined below) that is a Holder (which terms as used in this Section 14 and Section 15 specifically includes a holder of Warrant Shares and each TCW/Crescent Investor and Audax Investor which is a holder of Warrants or Warrant Shares) and each other Holder that, together with its Affiliates, holds Warrants or Warrant Shares (or both) representing twenty percent (20%) or more of the aggregate number of the Warrants and Warrant Shares outstanding, subject to the provisions of Section 14(d) hereof, shall (to the extent an adjustment to the Warrant Number would not be required pursuant to the provisions of Section 9 hereof as a result of such issuance, sale, grant or distribution) be entitled to participate in such issuance, sale, grant or distribution on a pro rata basis, and on the same terms and conditions (to the extent applicable to any such Holder), so that following such issuance, sale, grant or distribution each such Holder will, if it has elected to purchase or otherwise receive the new securities to be issued, sold, granted or distributed, have the same percentage of the equity ownership of the Company (on a fully diluted basis) as such Holder had (on a fully diluted basis) prior to such issuance, sale, grant or distribution.

Notwithstanding the foregoing, however, no Holder will be entitled to any such preemptive right with respect to the issuance of Equity Securities or securities convertible into or exchangeable for Equity Securities (i) in connection with an Equity Offering or a Sale of the Company, (ii) pursuant to the Stock Option Plan, (iii) upon the exercise of any option or other right described in clause
(ii) above or (iv) upon the conversion, exchange or exercise of any outstanding securities convertible into or exchangeable or exercisable into Common Stock. As used herein, the term "Audax Investors" means, collectively, Audax Mezzanine Fund, L.P., a Delaware limited partnership, Audax Co-Invest L.P., a Delaware limited partnership, Audax Trust Co-Invest, L.P., a Delaware limited partnership, or any of their Affiliates (each, individually, an "Audax Investor").

      (b) In order to exercise its preemptive rights hereunder, a Holder must (within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such Holder's percentage allotment, which notice shall be given to each Holder at least 30 days prior to such issuance, sale, grant or distribution by the Company) deliver a written notice to the Company describing its election hereunder.

      (c) During a period of 180 consecutive days following the expiration of such 15-day period described above, the Company shall be entitled to sell such stock or securities that the Holders have not elected to purchase on substantially the same terms and conditions as those offered to the Holders; provided that the sale price of such stock or securities shall not be less than 95% of the sale price offered to the Holders. Any stock or securities offered or sold by the Company after such 180-day period must be reoffered to the Holders pursuant to the terms of this Section 14.

      (d) The rights under this Section 14 shall terminate upon the occurrence of an Equity Offering.

      SECTION 15. Tag-Along Rights; Take-Along Rights;

      (a) Tag-Along Rights. If at any time any of the Principals shall determine to sell, transfer or otherwise dispose of any of the Common Stock then held by such Principal to any other Person or Persons other than another Principal (collectively, if more than one, a "Prospective Purchaser") and such Common Stock to be sold by such Principal to the Prospective Purchaser together with all other shares of Common Stock sold by such Principal and all other Principals since the Guaranty Date (as adjusted for all stock splits, stock dividends and other recapitalizations and reclassifications or distributions since the Guaranty Date) represents five percent (5%) or more of the shares of Common Stock owned by the Principals on the Guaranty Date such Prospective Purchaser shall first give written notice (the "Offer Notice") to each TCW/Crescent Investor, each Audax Investor and each other Holder that, together with its Affiliates, holds Warrants or Warrant Shares representing twenty percent (20%) or more of aggregate number of the Warrants and Warrant Shares outstanding, specifying the name and address of the Prospective Purchaser and the number of shares, if any, of Common Stock proposed to be sold, transferred or otherwise disposed of and setting forth in reasonable detail the price, structure and other terms and conditions of the proposed transaction. The Offer Notice shall constitute the offer (the "Offer") from the Prospective Purchaser to each Holder to purchase from such Holder, as a condition to the consummation of the proposed transaction described in the Offer Notice, all Warrants and Warrant Shares then owned by such Holder and on the same terms and conditions (including price and form of consideration) as are being offered by the Prospective Purchaser to the Principal in the proposed transaction. Each Holder shall have fifteen (15) days from the date of receipt of the Offer Notice to give written notice of its intention to accept or reject the Offer. Failure to respond within such fifteen-day period shall be deemed notice of rejection. In the event that any Holder gives written notice to the Prospective Purchaser and the Principal of its intention to accept the Offer, then such written notice, taken in conjunction with the Offer Notice, shall constitute a valid and legally binding agreement, and each of the Holders so giving such written notice shall be entitled to sell to the Prospective Purchaser, contemporaneously with the consummation of the proposed transaction, on the same terms and conditions as are being offered by the Prospective Purchaser to the Principal in such transaction (it being understood and agreed that such terms and conditions do not include the making of any representations and warranties, indemnities or other similar agreement or the making of any material covenants other than the representations, warranties and indemnities as to such Holders' ownership of such Warrants or Warrant Shares (or both) free and clear of all liens, claims and encumbrances, such Holders' due authority and power to sell such Warrants or Warrant Shares (or both) and such matters pertaining to compliance with the securities laws as the Prospective Purchase may reasonably require; provided, however such Holders will be subject to any escrow obligations to which the Principal is subject with respect to the consideration received in the transaction on a pro rata basis not to exceed the aggregate consideration to be received by such Holders in the transaction). In the event the Principal fails to complete the proposed sale, transfer or other disposition within ninety (90) days after receipt by the Holders of an Offer Notice, such transaction or transactions shall again be subject to the provisions of this Section 15(a).

      In the event that a Holder exercises its co-sale rights pursuant to this
Section 15(a) and the Prospective Purchaser is not willing to purchase the Warrants or Warrant Shares (or both) from such Holder on the same terms and conditions as specified in the Offer Notice, then the Principal shall not be permitted to transfer or otherwise dispose of any of its Common Stock to the Prospective Purchaser unless the Prospective Purchaser agrees to purchase Warrants or Warrant Shares (or both) of such Holder representing such Holder's Pro Rata Share of one-half of the total number of shares of Common Stock to be purchased by such Prospective Purchaser, on the same terms and conditions as the Common Stock of the Principal is purchased in such transaction (it being understood and agreed that such terms and conditions do not include the making of any representations and warranties, indemnities or other similar agreement or the making of any material covenants other than the representations, warranties and indemnities as to such Holders' ownership of such Warrants or Warrant Shares (or both) free and clear of all liens, claims and encumbrances, such Holders' due authority and power to sell such Warrants or Warrant Shares (or both) and such matters pertaining to compliance with the securities laws as the Prospective Purchaser may reasonably require; provided, however such Holders will be subject to any escrow obligations to which the Principal is subject with respect to the consideration received in the transaction on a pro rata basis not to exceed the aggregate consideration to be received by such Holders in the transaction). "Pro Rata Share" means, with respect to any Holder accepting an Offer, an amount equal to the total number of Warrants and Warrant Shares held by such Holder divided by the total number of Warrants and Warrant Shares held by all Holders that have accepted such Offer.

            (b) Take-Along Rights. In the event of a proposed Sale of the Company, hereinafter defined, in connection with which all of the Principal's interest in the Company's Capital Stock is to be sold, exchanged or transferred, the Principal shall have the right to require each Holder to sell, transfer or exchange to the Prospective Purchaser in such Sale of the Company all of such Holder's respective Warrants and Warrant Shares. Any Warrants and Warrant Shares acquired pursuant to this Section 15(b) shall be paid and contracted for at the same price per share and otherwise upon the same terms and conditions as the sale, transfer or exchange by the Principal of its shares to the Prospective Purchaser in such Sale of the Company (it being understood and agreed that such terms and conditions do not include the making of any representations and warranties, indemnities or other similar agreement or the making of any material covenants other than the representations, warranties and indemnities as to such Holders' ownership of such Warrants or Warrant Shares (or both) free and clear of all liens, claims and encumbrances, such Holders' due authority and power to sell such Warrants or Warrant Shares (or both) and such matters pertaining to compliance with the securities laws as the Prospective Purchaser may reasonably require; provided, however such Holders will be subject to any escrow obligations to which the Principal is subject with respect to the consideration received in the transaction on a pro rata basis not to exceed the aggregate consideration to be received by such Holders in the transaction). For purposes of the foregoing, "Sale of the Company" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) or "group" (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Principals, (ii) the adoption of a plan relating to the liquidation or dissolution of the Company or of Fonda, Sweetheart or Sweetheart Cup, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as defined above), other than the Principals, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of a direct or indirect majority in interest (more than 50%) of the voting power of the Voting Stock of the Company, (iv) the failure of the Principals to own at least fifty-one percent (51%) of the Equity Interests of the Company, (v) the failure of Dennis Mehiel, individually, to own at least forty-five percent (45%) of the Equity Interests of the Company, or (vi) the first day on which more than a majority of the members of the Board of Directors of the Company are not Continuing Directors. For purposes of the foregoing definition, any transfer of an equity interest of an entity that was formed for the purpose of acquiring Voting Stock of the Company will be deemed to be a transfer of such portion of such Voting Stock as corresponds to the portion of the equity of such entity that has been so transferred. Notwithstanding the foregoing, the Holders shall not be bound by this Section 15(b) if any part of the consideration for such sale, transfer or issuance is anything other than cash or Marketable Securities. "Marketable Securities" means Securities registered under the Exchange Act and listed on a nationally recognized stock exchange, including, without limitation, the NASDAQ National Market System.

      (c) Termination of Rights upon Sale to the Public. Notwithstanding anything to the contrary set forth herein, (i) all rights of the Company and the Principals under Section 15(b) hereof shall terminate upon the completion of an Equity Offering and (ii) all rights of the Holders under Section 15(a) hereof shall terminate upon the completion of an Equity Offering and the registration of the Warrants or the Warrant Shares.

      SECTION 16. Successors.   All  the  covenants  and  provisions  of  this
Agreement by or for the benefit of the Company shall bind and inure to the benefit of its successors and permitted assigns hereunder.

      SECTION 17. Termination. Except as provided in the following sentence, this Agreement shall terminate upon the exercise of all Warrants pursuant to this Agreement. The provisions of Section 14 hereof relating to preemptive rights in favor of the holders of Warrant Shares shall continue, notwithstanding the exercise of all Warrants, until the completion of an Equity Offering and the provisions in Section 15 hereof shall terminate in accordance with the provisions of such Section.

      SECTION 18. Governing Law: Submission to Jurisdiction. The corporation laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and the Holders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal law of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each of the Company and each Holder hereby irrevocably submits to the jurisdiction of any New York State Court or any Federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Agreement and the Warrants (and, to the extent of Sections 14 and 15 hereof, the Warrant Shares) and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. Each of the Company and each Holder irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Nothing herein shall affect the right of any Holder or holder of Warrant Shares to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

      SECTION 19. Benefits of This Agreement. Except as set forth in Section 15 hereof, (i) nothing in this Agreement shall be construed to give to any Person other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement, and (ii) this Agreement shall be for the sole and exclusive benefit of the Company and the Holders (including holders of Warrant Shares).

      SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      SECTION 21. Amendments and Waivers. No provision of this Agreement may be amended or waived except by an instrument in writing signed by the party sought to be bound; provided that any amendment or waiver sought from the Holders (including holders of Warrant Shares) of any provision of this Agreement which affects Holders or holders of Warrant Shares generally shall be given by Holders of at least a majority of the Warrants outstanding (or, in the case of amendments or waivers affecting holders of Warrant Shares generally, by holders of at least a majority of the Warrants and Warrant Shares, taken as one class), with each Warrant (and each Warrant Share) representing the right to one vote and any amendment or waiver so given shall be binding on all Holders (including holders of Warrant Shares). No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

      SECTION 22. Fair Market Value of Notes and Warrants. The Company and the Purchasers hereby agree that for purposes of IRC Treasury Regulations Section 1.1273-2(h), (a) the "issue price" of the investment unit consisting of the Notes and Warrants is $54,000,000, (b) the fair market value of the Notes is $52,817,000 and (c) the fair market value of Warrants is $1,183,000. The Company and the Purchasers agree to use the foregoing issue price and fair market value for U.S. federal tax purposes with respect to the transactions contemplated by this Agreement (unless otherwise required by a final determination of the Internal Revenue Service or a court of competent jurisdiction).


                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties set forth below as of the date first written above.


SF HOLDINGS GROUP, INC.


By: /s/ Hans H. Heinsen
   --------------------------
Name: Hans H. Heinsen

Title: Senior Vice President



With respect to Section 15 hereof:


/s/ Dennis Mehiel
--------------------------
DENNIS MEHIEL, in his individual capacity


 /s/ Dennis Mehiel
--------------------------
DENNIS MEHIEL, in his capacity as the
Voting Trustee, so designated in that certain
Shareholders' and Voting Trust Agreement
dated August 15, 1997 by and between
Dennis Mehiel and Edith Mehiel

PURCHASER:
---------

JEFFERIES & COMPANY, INC.


By: /s/ Eric Macy
   -----------------
Name: Eric Macy

Title: Executive Vice President

                                    EXHIBIT A

                          [Form of Warrant Certificate]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON JANUARY 26, 2002, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT AGREEMENT (THE "WARRANT AGREEMENT") AND A GUARANTY AGREEMENT EACH DATED AS OF JANUARY 26, 2002, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY"), THE PURCHASER REFERRED TO THEREIN AND THE OTHER PARTIES THERETO. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN SUCH AGREEMENTS AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS CERTIFICATE UNLESS SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH AGREEMENTS WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

THE SHARES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES OF CAPITAL STOCK OF THE COMPANY SET FORTH IN THE COMPANY'S CERTIFICATE OF INCORPORATION. THE COMPANY WILL FURNISH A COPY OF SUCH CERTIFICATE OF INCORPORATION TO THE HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON WRITTEN REQUEST.


No: [__]                                                     [______] Warrants


                               Warrant Certificate

                             SF HOLDINGS GROUP, INC.


This Warrant Certificate certifies that [_____________________], or registered assigns, is the registered holder (the "Holder") of the number of Warrants (the "Warrants") set forth above to purchase common stock, par value $.001 per share (the "Common Stock"), of SF HOLDINGS GROUP, INC., a Delaware corporation (the "Company"). Each Warrant entitles Holder to receive from the Company one fully paid and nonassessable share of Common Stock (a "Warrant Share"), at the initial exercise price (the "Exercise Price") of $ 0.01, payable in lawful money of the United States of America, upon exercise by surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose at any time on or after January 26, 2002, until 5:00 p.m. (New York time) on January 24, 2009, unless otherwise extended, but only subject to the conditions set forth herein and in the Warrant

Agreement referred to hereinafter. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.

      The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Agreement dated as of January 26, 2002 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company.

      The Holder may exercise any or all Warrants evidenced by this Warrant Certificate pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by certified or bank check at the office of the Company designated for such purpose. In the alternative, the Holder may exercise through Net Exercise (as defined in the Warrant Agreement) in accordance with the terms of Section 5 of the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the Holder or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

      The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares issuable upon exercise of a Warrant and the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted.

      The Holder will have certain registration rights and other rights and obligations with respect to the Warrant Shares as provided in the Registration Agreement dated as of January 26, 2002, by and among the Company and the other persons party thereto (the "Registration Agreement"). Copies of the Registration Agreement may be obtained by the Holder, without charge, upon written request to the Company.

      This Warrant Certificate, when surrendered at the office of the Company by the Holder in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

      Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge (except for any tax or other governmental charge imposed in connection therewith as described in the Warrant Agreement).

      The Company may deem and treat the Holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof, of any distribution to the Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Except as set forth in the Warrant Agreement, neither the Warrants nor this Warrant Certificate entitles the Holder to any rights of a stockholder of the Company evidenced hereby before exercise of one or more of the Warrants evidenced hereby.

      The Holder, by the acceptance hereof, represents that he, she or it is acquiring this warrant for his, her or its own account for investment and not with a view to, or sale in connection with, any distribution in violation of the Securities Act of 1933, as amended or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same in violation of the Securities Act of 1933, as amended.

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its Chairman of the Board, Chief Executive Officer, President or Vice President.


Dated:  January 26, 2002


SF HOLDINGS GROUP, INC.


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------

                          FORM OF ELECTION TO PURCHASE

                    (To Be Executed Upon Exercise of Warrant)

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and [herewith tenders payment for such shares to the order of SF HOLDINGS GROUP, INC. in the amount of $_______ in accordance with the terms hereof.] [elects to make a Net Exercise]

      The undersigned requests that a certificate for such shares be registered in the name of _________________whose address is ___________________________________ and whose social security number or employer identification number is _______________ and that such shares be delivered to ____________________whose address is__________________________________.

      If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _____________________, whose address is _________________________ and that such
Warrant Certificate be delivered to ______________________ whose address is
_____________________________.


                                    Signature(s):
                                                 -----------------------------


                                    NOTE:  The above signature(s) must
                                           correspond with the name written upon
                                           the face of this Warrant Certificate
                                           in every particular, without
                                           alteration or enlargement or any
                                           change whatever. If this Warrant is
                                           held of record by two or more joint
                                           owners, all such owners must sign.


Date: ______________________________


Signature Guaranteed[*]

*NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee program:

            (1)   The Securities Transfer Agent Medallion Program (STAMP);

            (2)   The New York Stock Exchange Medallion Program (MSP);

            (3)   The Stock Exchange Medallion Program (SEMP).

                               FORM OF ASSIGNMENT

          (To be signed only upon assignment of Warrant Certificate)



      FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto ________________ whose address is ____________________________ and whose social security number or other identifying number is ____________________, the within Warrant Certificate, together with all right, title and interest therein and to the Warrants represented thereby, and does hereby irrevocably constitute and appoint __________, attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.


                                    Signature(s):
                                                 -----------------------------

                                    NOTE:  The above signature(s) must
                                           correspond with the name written upon
                                           the face of this Warrant Certificate
                                           in every particular, without
                                           alteration or enlargement or any
                                           change whatever. If this Warrant is
                                           held of record by two or more joint
                                           owners, all such owners must sign.

Date:
     ________________________________


Signature Guaranteed

*NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee program:

            (1)   The Securities Transfer Agent Medallion Program (STAMP);

            (2)   The New York Stock Exchange Medallion Program (MSP)

            (3)   The Stock Exchange Medallion Program (SEMP).

                                    EXHIBIT B

                           Adjustment Date Calculation

                                [To be Provided]